                                                        Exhibit 99.1

[LETTERHEAD]

                        COMPUTATIONAL MATERIALS



                              $75,000,000
                             (Approximate)

                  EquiVantage Home Equity Loan Trust 1997-3

                          HOME EQUITY LOAN ABS



------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

[LETTERHEAD]

     $75,000,000 EquiVantage Home Equity Loan Asset Backed Certificates
                             Series 1997-3

                           EquiVantage Inc.
                               Servicer

                           TRANSACTION HIGHLIGHTS


                                                                  AVERAGE       MODIFIED                      PAYMENT
                                                  EXPECTED         LIFE         DURATION                       WINDOW
                  CLASS SIZE                      RATINGS       TO CALL(2)     TO CALL(2)                   TO CALL (2)
CLASS(1)          ($MILLIONS)    CLASS TYPE    (MOODY'S/ S&P)     (YEARS)        (YEARS)      BENCHMARK       (MONTHS)
---------------  -------------  -------------  --------------  -------------  -------------  ------------  --------------

A-1                    22.00        Fixed         Aaa/AAA             1.11           1.04    4.75% of 8/98   26(10/97-11/99)
A-2                    12.00        Fixed         Aaa/AAA             3.10           2.72    3-year UST     27(11/99-1/02)
A-3                    10.00        Fixed         Aaa/AAA             6.52           5.03    5.875% of 2/04 46(1/02-10/05)
A-4                     5.00    Fixed Lockout     Aaa/AAA             6.32           4.94    5.875% of 2/04 61(10/00-10/05)
A-5                    26.00      Floating        Aaa/AAA             2.83           2.43    1-month LIBOR  97(10/97-10/05)
Total              $   75.00         --              --             --             --             --             --

                 PRICE TALK
CLASS(1)            (BPS)
---------------  -----------
A-1              +[     ]
A-2              +[     ]
A-3              +[     ]
A-4              +[     ]
A-5              +[     ]
Total

------------------------

(1) Class A-1 through A-4 are backed by the fixed rate loan pool; Class A-5 is backed by the ARM loan pool. (2) See "Pricing Prepayment Speed" below.

Servicer:                                                 EquiVantage Inc.

Sponsor of the Trust                                      EquiVantage Acceptance Corp.

Trustee:                                                  Norwest Bank Minnesota, National Association

Pricing Prepayment Speed:

Fixed Rate Certificates:                                  All classes are priced at 120% of the prepayment
                                                          assumption ("PPM"). 120% PPM describes prepayments
                                                          starting at 4.8% CPR in month 1, increasing by 1.745%
                                                          CPR per month to 24% CPR in month 12, and remaining at
                                                          24% CPR thereafter.

Adjustable Rate Certificate:                              Constant 25% CPR.


Credit Enhancement:                   Fixed Rate Certificates               ARM Certificates
                                      -----------------------               ----------------

                                      1. Excess cash;                       1. Excess cash;

                                      2. Overcollateralization initially    2. Overcollateralization initially
                                      0%, building up to [4.01%] of the     0%, building up to [6.40%] of the
                                      original loan amount;                 original loan amount;

                                      3. 100% FGIC surety bond;             3. 100% FGIC surety bond;

Expected Pricing Date:                                    September 19, 1997.

Expected Settlement:                                      September 26, 1997 through DTC, Euroclear and CEDEL.

Distribution Dates:                                       The 25th of each month, beginning October 25, 1997.

Optional Call:                                            10% Clean-up call (10% of combined fixed and ARM pool
                                                          original collateral balances).

Coupon Step-Up:                                           If the 10% clean-up call option is not exercised, (i)
                                                          the Class A-3 and Class A-4 pass-through rates will
                                                          increase by 0.50 bps, and (ii) the Class A-5 spread to
                                                          LIBOR will double as an incentive for
                                                          EquiVantage to exercise.

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Transaction Highlights
                          ----------------------
                               (continued)


Net Available Funds Cap:                       The adjustable rate certificates will be
                                               subject to an available funds cap equal to
                                               the weighted average coupon rate of the
                                               adjustable rate home equity loans less
                                               approximately 0.75% per annum (consisting of
                                               the servicing and surety bond fees) prior to
                                               the 6th payment date, and less approximately
                                               1.50% per annum (consisting of the servicing
                                               and surety bonds fees, and a 0.75% carve-out)
                                               thereafter.

Class A-5 Available Funds Carry-Forward        If the Class A-5 pass-through rate is at its
 Amount:                                       Net Available Funds Cap (see above), interest
                                               not paid to the Class A-5 certificateholders
                                               due to this cap will be carried forward to
                                               future periods and will accrue interest at
                                               the applicable pass through rate.

Tax Status:                                    REMIC

ERISA Eligibility:                             All classes are ERISA eligible.

SMMEA Eligibility:                             No classes are SMMEA eligible.

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      EquiVantage 1997-2 Collateral Description

   - Collateral statistics based on a statistical calculation pool (cut-off date: September 1, 1997).


                                      FIXED RATE HOME EQUITY LOANS-GROUP I     ARM HOME EQUITY LOANS-GROUP II
                                      ------------------------------------  ------------------------------------

Aggregate Pool Balance:               $48,247,433.71                        $25,222,718.50

Number of Loans:                      816                                   264

Average Outstanding Balance:          $59,126.76 (min: $9,625; max:         $95,540.60 (min: $20,000; max:
                                      $368,050)                             $451,623)

Total Original Balance:               $48,283,958 (min: $10,000; max:       $25,230,439 (min: 20,000; max:
                                      $368,050)                             $452,000)

Average Original Balance:             $59,171.52                            $95,569.84

Lien Position:                        94.3% firsts; 5.7% non-firsts         99.8% firsts; 0.2% non-firsts

Prepayment Penalty:                   54.6% have penalties                  66.8% have penalties

WA Original Loan to Value Ratio(1):   77.9% (44.1% >80%, min: 11.1%/ max:   81.9% (58.1%>80%, min: 25.0%/ max:
                                      109.4%)                               97.1%)

WA Junior Lien Ratio(2):              41.8%                                 N/A

Loan Type:                            100% Fixed Rate                       a) 58.8% 2/28 6-month LIBOR b) 38.0%
                                                                            6-month LIBOR c) 3.2% 2/28 1-year
                                                                            CMT

Original WA Original Term:            247 months (50.16% 180-month          358 months (1.0% 180-month maturity
                                      maturity 33.17% 360-month maturity)   98.6% 360-month maturity)

Remaining WA Maturity:                245.6 months                          356.0 months

WA Seasoning:                         1 month                               2 months

Latest Scheduled Maturity:            Expected September 15, 2027           Expected September 15, 2027

WA Gross Coupon:                      10.97% (min: 8.49%; max: 15.45%)      10.21% (current, min: 7.70%; max:
                                                                            13.25%)

WA Gross Margin:                      N/A                                   a) 7.07% for 6-month LIBOR b) 6.09% for
                                                                            1-year CMT

WA Periodic Cap:                      N/A                                   1.42%

WA Months to Roll:                    N/A                                   16 months

WA Lifetime Cap:                      N/A                                   16.946% (min: 14.05%; max: 19.60%)

WA Floor:                             N/A                                   10.478% (min: 7.25%; max: 13.50%)

Property Type:                        88.3% single family, 5.9% man.        91.2% single family, 3.8% 2-4
                                      housing, 3.1% 2-4 family, 1.4% PUD,   family, 3.1% PUD, 1.9% other
                                      1.3% condo

Owner Occupancy:                      a) 93.7% owner occupied b) 6.3%       a) 96.4% owner occupied b) 3.6%
                                      investor property                     investor property

Geographic Distribution (> 5%):       TN (15.8%), OH (13.8%), SC (12.9%),   MI (22.5%), OH (18.6%), MD (11.1%),
                                      FL (8.3%), NC (8.0%), IL (7.8%), GA   FL (7.2%), CA (6.4%), IL (6.0%), TE
                                      (7.4%), IN (5.7%)                     (5.4%)

% Cashout Refinancing:                73.31%                                64.59%

------------------------
Note (1) Includes Original Combined Loan-to-Value for 2nd lien fixed rate loans.
(2) Excludes first mortgages. Defined as ratio of current principal balance of the mortgage loan to the sum of the original principal balance of loan and principal balance at time of origination of the loan of any senior liens.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          FIXED RATE COLLATERAL TABLES
                          ----------------------------

                                                            % OF                              WEIGHTED      WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE   WEIGHTED    AVERAGE      AVERAGE       AVERAGE      PERCENT
                PRINCIPAL     MORTGAGE      PRINCIPAL     PRINCIPAL    AVERAGE    CURRENT      STD REM      ORIGINAL      CASHOUT
REMAINING        BALANCE        LOANS        BALANCE       BALANCE     COUPON     BALANCE       TERM          CLTV         REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

                   25,000            87    1,636,602.30        3.39      11.752  18,812.00          178        64.126        86.75

25,001--           50,000           315    11,782,461.00      24.42      11.303  37,405.00          210        72.965        89.85

50,001--           75,000           221    13,443,077.64      27.86      10.991  60,828.00          243        78.697        76.54

75,001--          100,000           105    8,999,785.92       18.65      10.948  85,712.00          267        79.950        68.89

100,001--         125,000            47    5,333,701.63       11.05      10.561  113,483.00         275        81.659        58.10

125,001--         150,000            21    2,929,808.70        6.07      10.511  139,515.00         275        83.602        42.91

150,001--         175,000             9    1,470,420.07        3.05      10.650  163,380.00         279        78.941        66.60

175,001--         200,000             3      563,481.26        1.17      10.563  187,827.00         178        83.527        34.61

200,001--         225,000             3      669,000.00        1.39      10.450  223,000.00         359        74.678        66.37

225,001--         250,000             1      237,921.21        0.49      11.340  237,921.00         357        73.230       100.00

250,001--         275,000             2      516,354.51        1.07       9.710  258,177.00         271        90.000       --

275,001--         300,000             1      296,769.47        0.62      10.630  296,769.00         357        90.000       100.00

350,001--         375,000             1      368,050.00        0.76      11.250  368,050.00         179        85.000       100.00
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------



                             PERCENT      PERCENT
                PRINCIPAL      FULL        OWNER
REMAINING        BALANCE        DOC       OCCUPIED
--------------------------  -----------  -----------
     1--            25,000        98.43        88.18
25,001--            50,000        98.45        90.72
50,001--            75,000        99.59        96.51
75,001--           100,000        99.07        93.30
100,001--          125,000        97.81       100.00
125,001--          150,000       100.00        90.59
150,001--          175,000        88.10        88.78
175,001--          200,000       100.00       100.00
200,001--          225,000        67.12        66.52
225,001--          250,000       100.00       100.00
250,001--          275,000       100.00       100.00
275,001--          300,000       100.00       100.00
350,001--          375,000       100.00       100.00
                 -----------  -----------  -----------
Total:                            98.22        93.73
                 -----------  -----------  -----------
Min: 9,625.45
Max: 368,050.
Average: 59,126.76
                              -----------  -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                         % 0F                              WEIGHTED    WEIGHTED
                            NUMBER OF     AGGREGATE    AGGREGATE    AVERAGE   AGGREGATE    AVERAGE     AVERAGE     PERCENT
                            MORTGAGE      PRINCIPAL    PRINCIPAL    CURRENT   PRINCIPAL    STD REM     ORIGINAL    CASHOUT
    MORTGAGE RATES            LOANS        BALANCE      BALANCE     BALANCE    AMOUNT       TERM         CLTV       REFI
-------------------------   ---------    ------------  ----------   -------   ---------    --------    ---------   --------

8.001--             8.500           2      100,400.00        0.21     8.491   50,200.00         180       77.014      11.95

8.501--             9.000          25    1,589,361.10        3.29     8.925   63,574.00         217       75.830      52.12

9.001--             9.500          53    3,712,733.60        7.70     9.309   70,052.00         256       79.473      42.04

9.501--            10.000         107    7,189,819.10       14.90     9.782   67,195.00         276       76.057      66.93

10.001--           10.500          97    6,453,807.66       13.38    10.355   66,534.00         249       77.382      79.69

10.501--           11.000         143    9,110,447.50       18.88    10.781   63,709.00         259       79.228      72.49

11.001--           11.500          87    5,473,005.97       11.34    11.322   62,908.00         238       77.928      84.96

11.501--           12.000          96    4,747,917.13        9.84    11.781   49,457.00         232       76.677      74.38

12.001--           12.500          77    3,477,555.99        7.21    12.323   45,163.00         214       79.758      86.94

12.501--           13.000          67    3,773,209.52        7.82    12.790   56,317.00         224       80.117      81.16

13.001--           13.500          32    1,390,185.58        2.88    13.258   43,443.00         206       76.052      95.66

13.501--           14.000          21      864,835.40        1.79    13.680   41,183.00         253       73.255      77.84

14.001--           14.500           7      311,155.16        0.64    14.141   44,451.00         256       76.491      28.69

14.501--           15.000           1       32,500.00        0.07    14.580   32,500.00         177       65.000      00.00

15.001--           15.500           1       20,500.00        0.04    15.450   20,500.00         178       50.000      00.00
               -----------        ---   -------------    --------   -------   ---------         ---      --------     -----

Total:                            816   48,247,433.71      100.00    10.973   59,127.00         246       77.882      73.31
               -----------        ---   -------------    --------   -------   ---------         ---      --------     -----
               -----------        ---   -------------    --------   -------   ---------         ---      --------     -----


                     PERCENT    PERCENT
  MORTGAGE            FULL       OWNER
    RATES             DOC       OCCUPIED
-------------       -------     --------
 8.001-- 8.500       100.00       100.00
 8.501-- 9.000       100.00       100.00
 9.001-- 9.500       100.00       100.00
 9.501--10.000       100.00        99.22
10.001--10.500        96.59        97.71
10.501--11.000       100.00        89.53
11.001--11.500        97.57        87.00
11.501--12.000        97.05        84.75
12.001--12.500       100.00        97.90
12.501--13.000        99.30        95.11
13.001--13.500        83.96        92.78
13.501--14.000        86.47        93.99
14.001--14.500       100.00        93.75
14.501--15.000       100.00       100.00
15.001--15.500       100.00       100.00
                     ------      -------
Total:                98.22        93.73
                     ------      -------

Min: 8.49

Max: 15.45

Weighted Average Coupon:
  10.97
                     ------      -------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


         MONTHS                                             % OF                              WEIGHTED     WEIGHTED
      REMAINING TO            NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE      AVERAGE       PERCENT
        SCHEDULED             MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM      ORIGINAL      CASHOUT
        MATURITY                LOANS        BALANCE       BALANCE      COUPON      BALANCE     TERM         CLTV          REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

                   Jan-60             6      129,760.36        0.27      10.626  21,627.00           58        51.853       100.00

61--                  120            27      854,082.36        1.77      10.925  31,633.00          116        63.885        96.57

121--                 180           455    24,232,095.49      50.22      11.141  53,257.00          179        77.410        73.39

181--                 240           135    6,927,353.12       14.36      11.040  51,314.00          238        76.996        90.83

241--                 300             2      100,186.61        0.21      11.151  50,093.00          298        74.619       100.00

301--                 360           191    16,003,955.77      33.17      10.695  83,790.00          358        79.959        64.00
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

   MONTHS
REMAINING TO                  PERCENT        PERCENT
  SCHEDULED                    FULL           OWNER
  MATURITY                     DOC           OCCUPIED
-------------------------  -----------   -----------
                   Jan-60      100.00       100.00
61--                  120      100.00        94.63
121--                 180       98.84        94.26
181--                 240       97.74        94.48
241--                 300      100.00       100.00
301--                 360       97.37        92.47
                           -----------  -----------
Total:                          98.22        93.73
                           -----------  -----------
Min: 57.00
Max: 360.00

Weighted Average: 245.59
               -----------  -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                             % OF                              WEIGHTED    WEIGHTED
                              NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED    AVERAGE    AVERAGE     AVERAGE       PERCENT
                              MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE    CURRENT    STD REM     ORIGINAL      CASHOUT
       PRODUCT TYPE            LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM         CLTV         REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

Balloon--           15/30           242    16,168,258.31      33.51      11.233  66,811.00          179        80.195      64.76

Fixed--           30 Year           191    16,003,955.77      33.17      10.695  83,790.00          358        79.959      64.00

Fixed--           15 Year           213    8,063,837.18       16.71      10.958  37,858.00          178        71.824      90.68

Fixed--           20 Year           135    6,927,353.12       14.36      11.040  51,314.00          238        76.996      90.83

Fixed--           10 Year            27      854,082.36        1.77      10.925  31,633.00          116        63.885      96.57

Fixed--            5 Year             6      129,760.36        0.27      10.626  21,627.00           58        51.853     100.00

Fixed--           25 Year             2      100,186.61        0.21      11.151  50,093.00          298        74.619     100.00
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882      73.31


                               PERCENT     PERCENT
                                FULL        OWNER
       PRODUCT TYPE             DOC        OCCUPIED
--------------------------  -----------  -----------
Balloon--            15/30       8.76       92.89
Fixed--            30 Year      97.37       92.47
Fixed--            15 Year      99.00       97.01
Fixed--            20 Year      97.74       94.48
Fixed--            10 Year     100.00       94.63
Fixed--             5 Year     100.00      100.00
Fixed--            25 Year     100.00      100.00
                            -----------  -----------
Total:                          98.22       93.73

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                            % OF                   WEIGHTED   WEIGHTED
       DISTRIBUTION           NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED   AVERAGE    AVERAGE        AVERAGE       PERCENT
         OF LOAN              MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE    CURRENT    STD REM        ORIGINAL      CASHOUT
         PURPOSE               LOANS        BALANCE       BALANCE       COUPON     BALANCE     TERM            CLTV         REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

Refinance--Cashout                  455    23,974,552.08      49.69      11.189  52,691.00          237        75.052       100.00

Debt Consolidation                  192    11,397,972.25      23.62      10.939  59,364.00          245        77.406       100.00

Purchase                             87    7,119,780.89       14.76      10.684  81,837.00          255        85.846       --

Refinance--Rate Term                 82    5,755,128.49       11.93      10.503  70,184.00          270        80.761       --
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------


DISTRIBUTION            PERCENT       PERCENT
  OF LOAN                 FULL         OWNER
  PURPOSE                 DOC         OCCUPIED
--------------------  -----------   ----------
Refinance--Cashout       96.58        92.94
Debt Consolidation       99.77        97.58
Purchase                 99.82        93.12
Refinance--Rate Term    100.00        90.21
                      -----------  -----------
Total:                   98.22        93.73
                      -----------  -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

       DISTRIBUTION                                         % OF                              WEIGHTED    WEIGHTED
            OF               NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED    AVERAGE    AVERAGE     AVERAGE       PERCENT
        OCCUPANCY            MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM     ORIGINAL      CASHOUT
         STATUS               LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM         CLTV         REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

Owner Occupied                      759    45,224,368.83      93.73      10.940  59,584.00          245        78.162        73.86

Investment                           56    2,978,064.88        6.17      11.480  53,180.00          257        73.663        64.62

Second Home                           1       45,000.00        0.09      10.490  45,000.00          239        75.000       100.00
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31

   DISTRIBUTION
        OF          PERCENT     PERCENT
    OCCUPANCY        FULL        OWNER
     STATUS          DOC        OCCUPIED
----------------  -----------   --------
Owner Occupied      98.16        100.00
Investment          99.12        --
Second Home        100.00        --
                  -----------  -----------
Total:              98.22        93.73

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                            % OF                              WEIGHTED     WEIGHTED
       DISTRIBUTION          NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED    AVERAGE    AVERAGE      AVERAGE       PERCENT
       OF PROPERTY           MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM      ORIGINAL      CASHOUT
          TYPES               LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM         CLTV          REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

Single Family Detached              713    42,467,769.58      88.02      10.920  59,562.00          243        78.014        74.96

Manufactured Housing                 63    2,834,801.56        5.88      11.638  44,997.00          222        75.802        75.36

2-4 Family                           19    1,500,950.49        3.11      11.706  78,997.00          318        74.723        65.87

PUD                                   7      684,139.42        1.42       9.496  97,734.00          323        83.974        17.68

Condo                                10      626,949.04        1.30      11.376  62,695.00          287        78.587        33.11

Single Family Attached                4      132,823.62        0.28      11.428  33,206.00          178        81.013        62.73
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------


   DISTRIBUTION    PERCENT        PERCENT
   OF PROPERTY      FULL           OWNER
      TYPES         DOC           OCCUPIED
----------------   ---------    ----------
Single Family       97.98        95.62
Manufactured       100.00        97.16
2-4 Family         100.00        38.32
PUD                100.00       100.00
Condo              100.00        74.68
Single Family      100.00       100.00
               -----------      -----------
Total:              98.22        93.73
               -----------      -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                            % OF                               WEIGHTED   WEIGHTED
                             NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE       PERCENT
       PREPAYMENT            MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM     ORIGINAL       CASHOUT
         PENALTY               LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM         CLTV          REFI
--------------------------  -------------  ------------  -----------  ---------  ---------  -------------  -----------  -----------

Prepayment Penalty                  421    26,348,379.50      54.61      10.814  62,585.00          248        78.091        71.82

No Prepayment Penalty               395    21,899,054.21      45.39      11.165  55,441.00          243        77.630        75.11
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------

Total:                              816    48,247,433.71     100.00      10.973  59,127.00          246        77.882        73.31
               -----------          ---    ------------  -----------  ---------  ---------          ---    -----------  -----------


                         PERCENT      PERCENT
PREPAYMENT                FULL         OWNER
  PENALTY                 DOC         OCCUPIED
---------------------  -----------    --------
Prepayment Penalty       98.71        93.01
No Prepayment Penalty    97.63        94.60
                       -----------  -----------
Total:                   98.22        93.73
                       -----------  -----------

------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                % OF                             WEIGHTED   WEIGHTED
GEOGRAPHICAL       NUMBER OF     AGGREGATE    AGGREGATE   WEIGHTED    AVERAGE    AVERAGE    AVERAGE    PERCENT   PERCENT   PERCENT
  DISTRIBUTION     MORTGAGE      PRINCIPAL    PRINCIPAL   AVERAGE     CURRENT    STD REM    ORIGINAL   CASHOUT    FULL      OWNER
  (1)                LOANS        BALANCE      BALANCE     COUPON     BALANCE      TERM       CLTV      REFI       DOC     OCCUPIED
-----------------  ---------   -------------  ---------   --------   ----------  --------   --------   -------   -------   --------
Arkansas.........       2          84,779.75     0.18      11.670     42,390.00    295       87.964     47.18    100.00      47.18
Colorado.........       3         322,194.97     0.67       9.923    107,398.00    251       90.289     47.39    100.00     100.00
Florida..........      69       4,014,817.99     8.32      10.935     58,186.00    251       79.283     50.84    100.00      92.24
Georgia..........      54       3,579,168.37     7.42      11.037     66,281.00    241       81.255     70.95    100.00      92.71
Iowa.............       8         372,636.29     0.77      11.776     46,580.00    218       77.087     67.01    100.00     100.00
Idaho............       2         165,795.00     0.34      11.100     82,898.00    306       87.057      --      100.00     100.00
Illinois.........      58       3,751,071.47     7.77      11.042     64,674.00    262       74.624     85.65    100.00      98.67
Indiana..........      61       2,730,437.24     5.66      10.487     44,761.00    243       78.024     78.55     99.52      96.11
Kansas...........       3          93,200.71     0.19      11.861     31,067.00    179       76.146     28.17     71.83      27.89
Kentucky.........      22       1,819,388.76     3.77      11.072     82,699.00    250       79.643     69.96    100.00      85.35
Louisiana........      38       2,108,725.41     4.37      11.393     55,493.00    262       76.351     78.62     96.02      98.46
Maryland.........       9         678,504.32     1.41      11.088     75,389.00    279       83.267     55.11    100.00     100.00
Michigan.........      43       2,362,518.80     4.90      10.661     54,942.00    234       73.327     94.54     99.46      96.14
Missouri.........       1          50,037.71     0.10       8.750     50,038.00    346       80.000      --      100.00     100.00
Mississippi......       6         358,631.86     0.74      10.964     59,772.00    251       78.212     78.19    100.00      86.34
North Carolina...      59       3,879,726.81     8.04      11.130     65,758.00    262       77.253     65.14     93.28      93.91
Ohio.............     109       6,645,423.01    13.77      10.615     60,967.00    260       76.952     70.34     97.41      87.06
Oregon...........       2         149,671.11     0.31       9.715     74,836.00    178       88.903    100.00    100.00     100.00
South Carolina...     123       6,213,288.67    12.88      11.323     50,515.00    237       77.104     82.14     98.14      95.53
Tennessee........     129       7,623,135.75    15.80      11.026     59,094.00    223       79.054     77.25    100.00      96.21
Texas............       4         189,779.09     0.39      12.574     47,445.00    176       82.916      --      100.00     100.00
Utah.............       2         294,901.43     0.61      11.604    147,451.00    251       58.196    100.00     40.67     100.00
Virginia.........       3         116,218.29     0.24      11.775     38,739.00    177       67.989    100.00    100.00     100.00
Washington.......       3         493,362.55     1.02       9.595    164,454.00    238       86.235     49.13    100.00      83.68
West Virginia....       3         150,018.35     0.31      11.459     50,006.00    242       77.004    100.00    100.00     100.00
-----------------     ---      -------------  ---------   --------   ----------    ---      --------   -------   -------   --------
Total:...........     816      48,247,433.71   100.00      10.973     59,127.00    246       77.882     73.31     98.22      93.73
-----------------     ---      -------------  ---------   --------   ----------    ---      --------   -------   -------   --------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                % OF                                        WEIGHTED   WEIGHTED
 CALENDAR YEAR   NUMBER OF     AGGREGATE      AGGREGATE    WEIGHTED    AVERAGE    AVERAGE   AVERAGE    PERCENT   PERCENT   PERCENT
      OF         MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE     CURRENT    STD REM   ORIGINAL   CASHOUT    FULL      OWNER
  ORIGINATION      LOANS        BALANCE        BALANCE      COUPON     BALANCE     TERM       CLTV      REFI       DOC     OCCUPIED
---------------  ---------   -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------
        1996          3         109,601.07           0.23   10.463    36,534.00        322   88.634      --      100.00      59.14
        1997        813      48,137,832.64          99.77   10.975    59,210.00        245   77.857     73.48     98.22      93.81
---------------  ---------   -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------
Total:.........     816      48,247,433.71         100.00   10.973    59,127.00        246   77.882     73.31     98.22      93.73
---------------  ---------   -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

  COMBINED                                       % OF                  WEIGHTED   WEIGHTED
  ORIGINAL      NUMBER OF       AGGREGATE      AGGREGATE    WEIGHTED    AVERAGE    AVERAGE   AVERAGE    PERCENT  PERCENT   PERCENT
LOAN-TO-VALUE    MORTGAGE       PRINCIPAL      PRINCIPAL    AVERAGE     CURRENT    STD REM   ORIGINAL   CASHOUT   FULL      OWNER
   RATIOS         LOANS          BALANCE        BALANCE      COUPON     BALANCE     TERM       CLTV      REFI      DOC     OCCUPIED
------------  --------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
10.01--20.00               6     110,678.98           0.23   10.075    18,446.00        164   15.082      85.68  100.00     100.00
20.01--30.00               5     115,789.42           0.24   10.156    23,158.00        179   24.315     100.00  100.00     100.00
30.01--40.00              12     276,482.71           0.57   11.750    23,040.00        176   35.847      96.52   95.30      89.17
40.01--50.00              30     882,840.26           1.83   10.441    29,428.00        173   46.623      92.56  100.00     100.00
50.01--60.00              54   2,428,627.56           5.03   10.649    44,975.00        230   56.153      96.71   91.11      93.34
60.01--70.00             134   7,843,951.04          16.26   10.573    58,537.00        247   67.271      88.31   95.70      88.44
70.01--80.00             285  15,301,515.26          31.71   11.482    53,690.00        241   77.938      77.79   98.08      90.01
80.01--90.00             279  20,605,947.28          42.71   10.812    73,856.00        255   86.439      60.71  100.00      98.30
90.01--100.00              9     583,501.20           1.21   10.925    64,833.00        246   92.727      49.87  100.00      92.33
100.01--110.00              2     98,100.00           0.20   10.470    49,050.00        200  103.543     100.00  100.00     100.00
------------  --------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
Total:......             816  48,247,433.71         100.00   10.973    59,127.00        246   77.882      73.31   98.22      93.73
------------  --------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
Min: 11.09
Max: 109.38
Weighted Average: 77.88
------------  --------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                 % OF                             WEIGHTED   WEIGHTED
 ORIGINAL      NUMBER OF        AGGREGATE      AGGREGATE    WEIGHTED    AVERAGE    AVERAGE   AVERAGE    PERCENT  PERCENT   PERCENT
LOAN-TO-VALUE     MORTGAGE      PRINCIPAL      PRINCIPAL    AVERAGE     CURRENT    STD REM   ORIGINAL   CASHOUT   FULL      OWNER
  RATIOS         LOANS           BALANCE        BALANCE      COUPON     BALANCE     TERM       CLTV      REFI      DOC     OCCUPIED
----------  ----------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
10.001--20.000            26     586,584.84           1.22   11.691    22,561.00        184   66.211      90.61  100.00     100.00
20.001--30.000            34   1,077,309.15           2.23   11.601    31,686.00        191   72.879     100.00   94.89      90.74
30.001--40.000            38   1,112,965.41           2.31   11.710    29,289.00        195   68.100      99.14   95.69      96.14
40.001--50.000            34   1,121,440.98           2.32   10.725    32,984.00        182   52.175      94.14  100.00      93.49
50.001--60.000            51   2,390,163.17           4.95   10.631    46,866.00        234   57.123      96.66   90.97      93.78
60.001--70.000           123   7,444,230.96          15.43   10.531    60,522.00        250   67.421      88.01   95.47      89.83
70.001--80.000           262  14,533,696.98          30.12   11.461    55,472.00        243   77.998      76.62   98.60      89.64
80.001--90.000           240  19,422,550.27          40.26   10.736    80,927.00        259   86.581      58.39  100.00      98.19
90.001--100.000            7     496,391.95           1.03   11.040    70,913.00        258   92.794      41.07  100.00      90.98
100.001--110.000           1      62,100.00           0.13   10.250    62,100.00        178  100.160     100.00  100.00     100.00
----------  ----------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
Total:....               816  48,247,433.71         100.00   10.973    59,127.00        246   77.882      73.31   98.22      93.73
----------  ----------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------
Min: 11.09
Max: 100.16
Weighted Average: 75.26
----------  ----------------  -------------  -------------  --------   ---------  ---------  --------   -------  -------   --------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           % OF                           WEIGHTED   WEIGHTED
                             NUMBER OF      AGGREGATE    AGGREGATE  WEIGHTED    AVERAGE   AVERAGE    AVERAGE   PERCENT   PERCENT
                             MORTGAGE       PRINCIPAL    PRINCIPAL   AVERAGE    CURRENT   STD REM    ORIGINAL  CASHOUT     FULL
LIEN POSITION                  LOANS         BALANCE     BALANCE     COUPON     BALANCE     TERM      CLTV      REFI       DOC
-------------------------  -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------
1st Lien                             730  45,495,506.08    94.30       10.930  62,323.00      249    77.901     71.82     98.31
2nd Lien                              86   2,751,927.63     5.70       11.686  31,999.00      196    77.569     98.00     96.73
-------------------------  -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------
Total:...................            816  48,247,433.71   100.00       10.973  59,127.00      246    77.882     73.31     98.22
-------------------------  -------------  -------------  --------   ---------  ---------  --------   -------   -------   --------


PERCENT
 OWNER
OCCUPIED
--------
  93.76
  93.25
--------
  93.73

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   % OF                             WEIGHTED    WEIGHTED
                      NUMBER OF      AGGREGATE   AGGREGATE   WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
                       MORTGAGE      PRINCIPAL   PRINCIPAL    AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
JUNIOR LOAN RATIOS      LOANS         BALANCE     BALANCE     COUPON      BALANCE     TERM        CLTV         REFI          DOC
------------------  --------------  -----------  ---------  -----------  ---------  ---------  -----------  -----------  -----------
15.001--20.000                   4    92,357.05       3.36      12.248   23,089.00        196      86.569        83.99       100.00
20.001--25.000                  13   310,032.40      11.27      12.342   23,849.00        192      82.405       100.00       100.00
25.001--30.000                  12   344,836.86      12.53      11.841   28,736.00        184      83.823        92.91       100.00
30.001--35.000                  14   441,621.86      16.05      11.525   31,544.00        191      76.756       100.00        87.55
35.001--40.000                  14   479,391.31      17.42      11.613   34,242.00        207      80.255       100.00       100.00
40.001--45.000                   9   339,190.97      12.33      11.790   37,688.00        201      75.079       100.00       100.00
45.001--50.000                   4   139,046.29       5.05      12.106   34,762.00        233      77.033       100.00        74.85
50.001--55.000                   2    40,011.00       1.45      10.792   20,006.00        179      74.864       100.00       100.00
55.001--60.000                   2    87,378.36       3.18      12.242   43,689.00        239      77.498       100.00       100.00
60.001--65.000                   2    93,877.10       3.41      11.665   46,939.00        139      67.123       100.00       100.00
65.001--70.000                   2    91,200.00       3.31      11.559   45,600.00        240      73.288       100.00       100.00
70.001--75.000                   4   120,613.87       4.38      10.957   30,153.00        183      66.852       100.00       100.00
85.001--90.000                   1    15,850.00       0.58       9.250   15,850.00        179      15.410       --           100.00
90.001--95.000                   2    89,376.81       3.25      11.594   44,688.00        155      58.672       100.00       100.00
95.001--100.000                  1    67,143.75       2.44       9.290   67,144.00        177      91.810       100.00       100.00
------------------  --------------  -----------  ---------  -----------  ---------  ---------  -----------  -----------  -----------
Total:............              86  2,751,927.63    100.00      11.686   31,999.00        196      77.569        98.00        96.73
------------------  --------------  -----------  ---------  -----------  ---------  ---------  -----------  -----------  -----------
------------------  --------------  -----------  ---------  -----------  ---------  ---------  -----------  -----------  -----------


                      PERCENT
                       OWNER
JUNIOR LOAN RATIOS   OCCUPIED
------------------  -----------
15.001--20.000          100.00
20.001--25.000          100.00
25.001--30.000          100.00
30.001--35.000          100.00
35.001--40.000          100.00
40.001--45.000           70.58
45.001--50.000          100.00
50.001--55.000           42.49
55.001--60.000          100.00
60.001--65.000          100.00
65.001--70.000           45.18
70.001--75.000           89.22
85.001--90.000          100.00
90.001--95.000          100.00
95.001--100.000         100.00
------------------  -----------
Total:............       93.25
------------------  -----------
Min: 16.503
Max: 98.029
Weighted Average:   41.841
------------------  -----------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            ARM COLLATERAL TABLES
                            ---------------------


                                             % OF                              WEIGHTED    WEIGHTED
REMAINING     NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
PRINCIPAL     MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
  BALANCE       LOANS         BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI          DOC
---------  ---------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------
1--25,000                6    137,765.04         0.55      11.234   22,961.00        331      63.827        67.35       100.00
25,001--50,000          37  1,485,013.72         5.89      10.517   40,136.00        353      74.292        92.56       100.00
50,001--75,000          85  5,271,828.46        20.90      10.298   62,022.00        354      81.025        84.61       100.00
75,001--100,000         51  4,453,740.64        17.66      10.264   87,328.00        359      82.638        70.55       100.00
100,001--125,000        29  3,192,320.48        12.66      10.094   110,080.00       351      83.370        68.25       100.00
125,001--150,000        17  2,358,420.89         9.35      10.528   138,731.00       358      85.602        46.38       100.00
150,001--175,000        10  1,598,501.38         6.34      10.195   159,850.00       358      82.561        41.19       100.00
175,001--200,000        12  2,248,256.64         8.91       9.866   187,355.00       358      78.698        16.32       100.00
200,001--225,000         7  1,497,059.91         5.94       9.931   213,866.00       358      87.102        58.08       100.00
225,001--250,000         5  1,189,745.52         4.72      10.096   237,949.00       358      81.520        60.09       100.00
250,001--275,000         1    259,876.88         1.03       9.680   259,877.00       358      86.670       100.00       100.00
325,001--350,000         1    339,860.15         1.35      10.340   339,860.00       358      85.000       100.00       100.00
350,001--375,000         2    738,705.44         2.93       9.724   369,353.00       357      81.841       100.00       100.00
450,001--475,000         1    451,623.35         1.79      10.300   451,623.00       357      77.930       --           100.00
---------  ---------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------
Total:...              264  25,222,718.50      100.00      10.207   95,541.00        356      81.898        64.59       100.00
---------  ---------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------
---------  ---------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------


REMAINING           PERCENT
PRINCIPAL             OWNER
  BALANCE           OCCUPIED
----------------  -----------
1--25,000             65.13
25,001--50,000        91.29
50,001--75,000        93.35
75,001--100,000       98.29
100,001--125,000      96.73
125,001--150,000     100.00
150,001--175,000     100.00
175,001--200,000      91.35
200,001--225,000     100.00
225,001--250,000     100.00
250,001--275,000     100.00
325,001--350,000     100.00
350,001--375,000     100.00
450,001--475,000     100.00
----------------  ---------
Total:...             96.42
----------------  ---------
Min: 20,000.00
Max: 451,623
Average: 95,540.60
----------------  ---------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.

representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                           % OF                              WEIGHTED    WEIGHTED
             NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
MORTGAGE     MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
  RATES        LOANS        BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI          DOC
---------  -------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------
7.501--  8.000      3         195,900.00     0.78       7.926   65,300.00        360      78.482       100.00       100.00
8.001--  8.500      5         502,430.48     1.99       8.384   100,486.00       337      76.556        43.08       100.00
8.501--  9.000      15      2,007,565.81     7.96       8.881   133,838.00       358      81.759        50.58       100.00
9.001--  9.500      30      2,917,743.36    11.57       9.331   97,258.00        359      78.971        60.26       100.00
9.501--  10.000     59      5,667,533.79    22.47       9.786   96,060.00        356      83.679        65.56       100.00
10.001-- 10.500     43      4,964,898.14    19.68      10.295   115,463.00       358      82.187        77.06       100.00
10.501-- 11.000     61      5,126,255.39    20.32      10.790   84,037.00        352      81.953        60.98       100.00
11.001-- 11.500     19      1,598,381.94     6.34      11.292   84,125.00        359      81.447        64.86       100.00
11.501-- 12.000     18      1,662,591.96     6.59      11.700   92,366.00        354      83.488        61.87       100.00
12.001-- 12.500      7        312,739.10     1.24      12.282   44,677.00        358      75.143        61.02       100.00
12.501-- 13.000      3        208,178.53     0.83      12.598   69,393.00        359      89.341        58.80       100.00
13.001-- 13.500      1         58,500.00     0.23      13.250   58,500.00        358      65.000       100.00       100.00
---------         ---------  ------------  ----------- -------- ---------   ---------  -----------  -----------  ----------
Total:...          264       25,222,718.50   100.00      10.207   95,541.00      356      81.898        64.59       100.00
---------         ---------  ------------  ----------- --------- ---------  ---------  -----------  -----------  ----------
---------         ---------  ------------  ----------- --------- ---------  ---------  -----------  -----------  ----------


                  PERCENT
MORTGAGE           OWNER
  RATES           OCCUPIED
---------       -----------
7.501--  8.000       100.00
8.001--  8.500       100.00
8.501--  9.000        96.89
9.001--  9.500        90.41
9.501-- 10.000       100.00
10.001--10.500       100.00
10.501--11.000        95.54
11.001--11.500        87.84
11.501--12.000        94.63
12.001--12.500        84.64
12.501--13.000       100.00
13.001--13.500       100.00
---------         ---------
Total:...             96.42
---------         ---------
Min: 7.70
Max:  13.25
Weighted Average Coupon:  10.21
---------         ---------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd.

representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

   MONTHS                                     % OF                              WEIGHTED    WEIGHTED
  REMAINING     NUMBER OF    AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
  SCHEDULED     MORTGAGE     PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
  MATURITY        LOANS       BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI          DOC
-------------  -----------  ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------
121--180                4     244,748.70          0.97      10.179   61,187.00        178      77.342        91.44       100.00
181--240                2     104,830.03          0.42      10.843   52,415.00        238      83.784       100.00       100.00
301--360              258   24,873,139.77        98.61      10.204   96,408.00        358      81.935        64.17       100.00
-------------  -----------  ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------
Total:.......         264   25,222,718.50       100.00      10.207   95,541.00        356      81.898        64.59       100.00
-------------  -----------  ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------
-------------  -----------  ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------

   MONTHS
  REMAINING      PERCENT
  SCHEDULED       OWNER
  MATURITY      OCCUPIED
-------------  -----------
121--180           100.00
181--240           100.00
301--360            96.37
-------------  ----------
Total:.......       96.42
-------------  ----------
Min: 178.00
Max: 360.00
Weighted
  Average:
  356.02
-------------  ----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PRODUCT TYPE                LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
ARM--2 Year/6Month...           172     14,820,471.87      58.76       10.357   86,166.00          357        81.292        67.52
ARM--6 Month.........            85     9,589,807.86       38.02       10.003   112,821.00         355        82.561        62.32
ARM--2 Year/1 Year...             7       812,438.77        3.22        9.872   116,063.00         357        85.142        37.95
---------------------           ---     ------------  -----------  -----------  ---------          ---    -----------       -----
Total:...............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
---------------------           ---     ------------  -----------  -----------  ---------          ---    -----------       -----


                         PERCENT      PERCENT
                          FULL         OWNER
PRODUCT TYPE               DOC       OCCUPIED
---------------------  -----------  -----------
ARM--2 Year/6Month...      100.00        95.73
ARM--6 Month.........      100.00        97.19
ARM--2 Year/1 Year...      100.00       100.00
---------------------  -----------  -----------
Total:...............      100.00        96.42
---------------------  -----------  -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS
USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
DISTRIBUTION OF LOAN     MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
  PURPOSE                  LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Refinance--Cashout..           118     9,960,105.36       39.49       10.130   84,408.00          354        80.917       100.00
Purchase............            54     7,342,513.86       29.11       10.161   135,972.00         358        82.614       --
Debt Consolidation..            73     6,330,477.35       25.10       10.373   86,719.00          357        83.044       100.00
Refinance--Rate
  Term..............            19     1,589,621.93        6.30       10.235   83,664.00          356        80.177       --
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------
Total:..............           264    25,222,718.50      100.00       10.207   95,541.00          356        81.898        64.59
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------


                        PERCENT      PERCENT
DISTRIBUTION OF LOAN     FULL         OWNER
  PURPOSE                 DOC       OCCUPIED
--------------------  -----------  -----------
Refinance--Cashout..      100.00        96.14
Purchase............      100.00        94.97
Debt
  Consolidation.....      100.00        98.03
Refinance--Rate
  Term..............      100.00        98.49
                      -----------       -----
Total:..............      100.00        96.42
                      -----------       -----










   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
   DISTRIBUTION OF        MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
  OCCUPANCY STATUS          LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Owner Occupied.......           249    24,320,234.10       96.42       10.194   97,672.00          356        82.331        64.89
Investment...........            15       902,484.40        3.58       10.549   60,166.00          359        70.228        56.37
                                ---     ------------  -----------  -----------  ---------          ---    -----------       -----
Total:...............           264    25,222,718.50      100.00       10.207   95,541.00          356        81.898        64.59
                                ---     ------------  -----------  -----------  ---------          ---    -----------       -----


                         PERCENT      PERCENT
   DISTRIBUTION OF        FULL         OWNER
  OCCUPANCY STATUS         DOC       OCCUPIED
---------------------  -----------  -----------
Owner Occupied.......      100.00       100.00
Investment...........      100.00       --
                       -----------  -----------
Total:...............      100.00        96.42
                       -----------  -----------













    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
  DISTRIBUTION OF        MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
   PROPERTY TYPES          LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Single Family
  Detached..........           243     22,846,606.50      90.58       10.216    94,019.00         356        82.264        64.95
2-4 Family..........             5        960,398.91       3.81       10.278   192,080.00         358        76.320        79.76
PUD.................             6        776,656.24       3.08        9.812   129,443.00         358        81.539        34.38
Townhouse...........             3        206,100.00       0.82        9.825    68,700.00         359        79.330        43.30
Manufactured
  Housing...........             3        162,327.00       0.64       10.046    54,109.00         359        78.480       100.00
Single Family
  Attached..........             2        150,800.00       0.60       10.561    75,400.00         358        81.578        31.56
Condo...............             2        119,829.85       0.48       10.814    59,915.00         266        68.762       100.00
                               ---     -------------  ----------  -----------  ----------         ---    -----------  -----------
Total:..............           264     25,222,718.50     100.00       10.207    95,541.00         356        81.898        64.59
                               ---     -------------  ----------  -----------  ----------         ---    -----------  -----------


                        PERCENT      PERCENT
  DISTRIBUTION OF        FULL         OWNER
   PROPERTY TYPES         DOC       OCCUPIED
--------------------  -----------  -----------
Single Family
  Detached..........      100.00        97.67
2-4 Family..........      100.00        79.76
PUD.................      100.00        92.48
Townhouse...........      100.00        43.30
Manufactured
  Housing...........      100.00       100.00
Single Family
  Attached..........      100.00       100.00
Condo...............      100.00       100.00
                      -----------  -----------
Total:..............      100.00        96.42
                      -----------  -----------



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                         MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PREPAYMENT PENALTY         LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Prepayment
  Penalty...........           186     16,846,022.44      66.79       10.107   90,570.00          355        81.859        69.21
No Prepayment
  Penalty...........            78     8,376,696.06       33.21       10.408   107,394.00         357        81.977        55.29
                               ---     ------------  -----------  -----------  ---------          ---    -----------       -----
Total:..............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                               ---     ------------  -----------  -----------  ---------          ---    -----------       -----


                        PERCENT      PERCENT
                         FULL         OWNER
PREPAYMENT PENALTY        DOC       OCCUPIED
--------------------  -----------  -----------
Prepayment
  Penalty...........      100.00        96.42
No Prepayment
  Penalty...........      100.00        96.42
                      -----------       -----
Total:..............      100.00        96.42
                      -----------       -----



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          % OF                                WEIGHTED    WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE     AVERAGE     AVERAGE      PERCENT
GEOGRAPHICAL               MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT     STD REM     ORIGINAL      CASHOUT
  DISTRIBUTION (1)           LOANS         BALANCE       BALANCE      COUPON      BALANCE      TERM         CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ---------  -----------  -----------  -----------
Arizona...............             3       411,000.00        1.63        9.012   137,000.00        359       79.092       --
California............             8     1,620,600.00        6.43        9.110   202,575.00        359       81.325        52.20
Colorado..............             1       339,860.15        1.35       10.340   339,860.00        358       85.000       100.00
Florida...............            18     1,804,481.38        7.15       10.535   100,249.00        355       84.472        39.14
Georgia...............             4       427,085.04        1.69       11.017   106,771.00        358       85.489        52.94
Iowa..................             1       123,750.00        0.49       11.160   123,750.00        359       75.000       100.00
Idaho.................             4       230,525.00        0.91        9.704   57,631.00         359       76.788        23.97
Illinois..............            12     1,500,210.60        5.95       10.667   125,018.00        358       83.319        94.72
Indiana...............            11       699,471.47        2.77       10.200   63,588.00         358       83.625       100.00
Kansas................             1        47,000.00        0.19       10.050   47,000.00         359       69.120       100.00
Kentucky..............            11       501,454.44        1.99       10.707   45,587.00         339       80.723        78.07
Maryland..............            17     2,789,780.02       11.06       10.372   164,105.00        358       79.268        25.44
Michigan..............            66     5,671,134.70       22.48       10.350   85,926.00         355       81.875        81.63
Missouri..............             1        44,850.28        0.18       11.000   44,850.00         349       81.820       --
Montana...............             1       108,019.80        0.43       10.840   108,020.00        357       83.800       --
North Carolina........            11       939,728.99        3.73        9.970   85,430.00         359       85.457        36.52
Ohio..................            61     4,702,249.12       18.64       10.042   77,086.00         354       80.643        87.51
Oregon................             1        83,000.00        0.33        9.100   83,000.00         359       49.400       100.00
South Carolina........             5       432,789.43        1.72        9.892   86,558.00         358       82.425        59.33
Tennessee.............            15     1,355,735.00        5.38       10.162   90,382.00         358       84.784        53.49
Texas.................             1        99,418.84        0.39       11.590   99,419.00         358       85.000       --
Utah..................             1       106,312.09        0.42       10.340   106,312.00        358       82.480       100.00
Virginia..............             6       907,281.88        3.60       10.361   151,214.00        357       84.269        40.64
Washington............             1        95,000.00        0.38        9.600   95,000.00         358       84.070       --
Wisconsin.............             3       181,980.27        0.72       10.366   60,660.00         358       84.067        53.51
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------
Total:................           264     25,222,718.50     100.00       10.207   95,541.00         356       81.898        64.59
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------


                          PERCENT      PERCENT
GEOGRAPHICAL               FULL         OWNER
  DISTRIBUTION (1)          DOC       OCCUPIED
----------------------  -----------  -----------
Arizona...............      100.00       100.00
California............      100.00       100.00
Colorado..............      100.00       100.00
Florida...............      100.00        89.23
Georgia...............      100.00       100.00
Iowa..................      100.00       100.00
Idaho.................      100.00        23.97
Illinois..............      100.00        95.85
Indiana...............      100.00       100.00
Kansas................      100.00       100.00
Kentucky..............      100.00        72.61
Maryland..............      100.00       100.00
Michigan..............      100.00        98.66
Missouri..............      100.00       100.00
Montana...............      100.00       100.00
North Carolina........      100.00       100.00
Ohio..................      100.00        95.86
Oregon................      100.00       100.00
South Carolina........      100.00       100.00
Tennessee.............      100.00        95.40
Texas.................      100.00       100.00
Utah..................      100.00       100.00
Virginia..............      100.00       100.00
Washington............      100.00       100.00
Wisconsin.............      100.00       100.00
                        -----------  -----------
Total:................      100.00        96.42
                        -----------  -----------



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           % OF                                WEIGHTED    WEIGHTED
                            NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE     AVERAGE     AVERAGE      PERCENT
CALENDAR YEAR OF            MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT     STD REM     ORIGINAL      CASHOUT
  ORIGINATION                 LOANS         BALANCE       BALANCE      COUPON      BALANCE      TERM         CLTV         REFI
-----------------------  ---------------  ------------  -----------  -----------  ---------  -----------  -----------  -----------
1996...................             1        44,850.28        0.18       11.000   44,850.00         349       81.820       --
1997...................           263     25,177,868.22      99.82       10.205   95,733.00         356       81.898        64.70
                                  ---     ------------  -----------  -----------  ---------         ---   -----------       -----
Total:.................           264     25,222,718.50     100.00       10.207   95,541.00         356       81.898        64.59
                                  ---     ------------  -----------  -----------  ---------         ---   -----------       -----


                           PERCENT      PERCENT
CALENDAR YEAR OF            FULL         OWNER
  ORIGINATION                DOC       OCCUPIED
-----------------------  -----------  -----------
1996...................      100.00       100.00
1997...................      100.00        96.42
                         -----------  -----------
Total:.................      100.00        96.42
                         -----------  -----------



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          % OF                                WEIGHTED    WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE     AVERAGE     AVERAGE      PERCENT
  COMBINED ORIGINAL        MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT     STD REM     ORIGINAL      CASHOUT
 LOAN-TO-VALUE RATIOS        LOANS         BALANCE       BALANCE      COUPON      BALANCE      TERM         CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ---------  -----------  -----------  -----------
20.01--30.00.........              1        20,000.00        0.08       10.650   20,000.00         359       25.000       100.00
30.01--40.00.........              1        44,200.00        0.18        9.840   44,200.00         359       38.770       100.00
40.01--50.00.........              2       151,963.62        0.60        9.132   75,982.00         359       47.857       100.00
50.01--60.00.........              4       207,784.43        0.82       11.018   51,946.00         359       58.151        75.26
60.01--70.00.........             32     2,082,256.40        8.26       10.226   65,071.00         358       67.842        65.27
70.01--80.00.........             77     8,052,449.54       31.93        9.980   104,577.00        353       78.022        59.52
80.01--90.00.........            144     14,426,476.26      57.20       10.313   100,184.00        358       86.798        66.74
90.01--100.00........              3       237,588.25        0.94       11.305   79,196.00         359       94.337        58.03
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------
Total:................           264     25,222,718.50     100.00       10.207   95,541.00         356       81.898        64.59
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------

                          PERCENT      PERCENT
  COMBINED ORIGINAL        FULL         OWNER
 LOAN-TO-VALUE RATIOS       DOC       OCCUPIED
----------------------  -----------  -----------
20.01--30.00..........      100.00       100.00
30.01--40.00..........      100.00       100.00
40.01--50.00..........      100.00       100.00
50.01--60.00..........      100.00        75.74
60.01--70.00..........      100.00        83.48
70.01--80.00..........      100.00        93.69
80.01--90.00..........      100.00       100.00
90.01--100.00.........      100.00       100.00
                        -----------  -----------
Total:................      100.00        96.42
                        -----------  -----------
Min: 25.00
Max: 97.14
Weighted Average:  81.90
                        -----------  -----------



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
      ORIGINAL           MORTGAGE       PRINCIPAL      AVERAGE      AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
LOAN-TO-VALUE RATIOS       LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
10.001--20.000......             1        50,602.00        0.20       11.800   50,602.00          239        88.000       100.00
20.001--30.000......             1        20,000.00        0.08       10.650   20,000.00          359        25.000       100.00
30.001--40.000......             1        44,200.00        0.18        9.840   44,200.00          359        38.770       100.00
40.001--50.000......             2       151,963.62        0.60        9.132   75,982.00          359        47.857       100.00
50.001--60.000......             4       207,784.43        0.82       11.018   51,946.00          359        58.151        75.26
60.001--70.000......            32     2,082,256.40        8.26       10.226   65,071.00          358        67.842        65.27
70.001--80.000......            77     8,052,449.54       31.93        9.980   104,577.00         353        78.022        59.52
80.001--90.000......           143     14,375,874.26      57.00       10.308   100,531.00         358        86.794        66.62
90.001--100.000.....             3       237,588.25        0.94       11.305   79,196.00          359        94.337        58.03
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------
Total:..............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------

                        PERCENT      PERCENT
      ORIGINAL           FULL         OWNER
LOAN-TO-VALUE RATIOS      DOC       OCCUPIED
--------------------  -----------  -----------
10.001--20.000......      100.00       100.00
20.001--30.000......      100.00       100.00
30.001--40.000......      100.00       100.00
40.001--50.000......      100.00       100.00
50.001--60.000......      100.00        75.74
60.001--70.000......      100.00        83.48
70.001--80.000......      100.00        93.69
80.001--90.000......      100.00       100.00
90.001--100.000.....      100.00       100.00
                      -----------  -----------
Total:..............      100.00        96.42
                      -----------  -----------
Min: 19.10
Max: 97.14
Weighted Average:  81.76




    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          % OF                                WEIGHTED    WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE     AVERAGE     AVERAGE      PERCENT
DISTRIBUTION OF            MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT     STD REM     ORIGINAL      CASHOUT
  MARGINS                    LOANS         BALANCE       BALANCE      COUPON      BALANCE      TERM         CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ---------  -----------  -----------  -----------
4.500--4.999..........             2       205,250.00        0.81        9.411   102,625.00        358       84.989        64.19
5.000--5.499..........             7     1,178,434.07        4.67       10.503   168,348.00        357       79.143        19.02
5.500--5.999..........            21     2,168,799.14        8.60        9.747   103,276.00        358       81.068        30.52
6.000--6.499..........            32     3,154,181.89       12.51        9.294   98,568.00         355       80.623        59.24
6.500--6.999..........            49     5,143,482.31       20.39        9.800   104,969.00        356       81.159        74.23
7.000--7.499..........            56     4,980,733.27       19.75       10.188   88,942.00         357       82.148        63.22
7.500--7.999..........            47     4,672,334.96       18.52       10.539   99,411.00         354       83.599        77.25
8.000--8.499..........            25     2,085,882.79        8.27       11.061   83,435.00         355       83.901        74.58
8.500--8.999..........            11       751,780.36        2.98       11.591   68,344.00         358       81.624        74.46
9.000--9.499..........             9       508,855.77        2.02       11.804   56,540.00         358       78.790        83.61
9.500--9.999..........             4       318,602.96        1.26       12.231   79,651.00         359       83.438        73.08
11.000--11.499........             1        54,380.98        0.22       11.090   54,381.00         358       85.000       100.00
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------
Total:................           264     25,222,718.50     100.00       10.207   95,541.00         356       81.898        64.59
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------
                                 ---     ------------  -----------  -----------  ---------         ---   -----------  -----------


                          PERCENT      PERCENT
DISTRIBUTION OF            FULL         OWNER
  MARGINS                   DOC       OCCUPIED
----------------------  -----------  -----------
4.500--4.999..........      100.00       100.00
5.000--5.499..........      100.00       100.00
5.500--5.999..........      100.00       100.00
6.000--6.499..........      100.00        94.44
6.500--6.999..........      100.00        96.76
7.000--7.499..........      100.00       100.00
7.500--7.999..........      100.00        94.21
8.000--8.499..........      100.00        95.67
8.500--8.999..........      100.00        88.12
9.000--9.499..........      100.00        78.32
9.500--9.999..........      100.00       100.00
11.000--11.499........      100.00       100.00
                        -----------  -----------
Total:................      100.00        96.42
                        -----------  -----------
Min: 4.950
Max: 11.090
Weighted Average: 7.038
                        -----------  -----------



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          % OF                                WEIGHTED    WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE     AVERAGE     AVERAGE      PERCENT
   DISTRIBUTION OF         MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT     STD REM     ORIGINAL      CASHOUT
MAXIMUM MORTGAGE RATES       LOANS         BALANCE       BALANCE      COUPON      BALANCE      TERM         CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ---------  -----------  -----------  -----------
14.001--14.500........             1       110,000.00        0.44        8.050   110,000.00        359       73.330       --
14.501--15.000........            10     1,301,595.68        5.16        8.729   130,160.00        358       79.702        64.70
15.001--15.500........            12     1,776,769.25        7.04        9.108   148,064.00        352       81.098        37.94
15.501--16.000........            20     2,366,128.99        9.38        9.432   118,306.00        358       83.979        25.92
16.001--16.500........            27     2,772,550.08       10.99        9.832   102,687.00        358       78.364        63.42
16.501--17.000........            52     4,698,623.36       18.63        9.900   90,358.00         356       82.807        75.60
17.001--17.500........            41     3,922,752.65       15.55       10.312   95,677.00         358       82.366        90.88
17.501--18.000........            59     5,118,518.02       20.29       10.903   86,755.00         352       82.442        62.36
18.001--18.500........            17     1,439,881.94        5.71       11.314   84,699.00         359       81.454        58.31
18.501--19.000........            15     1,188,630.62        4.71       11.682   79,242.00         353       83.549        79.12
19.001--19.500........             7       319,089.38        1.27       12.105   45,584.00         357       76.702        59.80
19.501--20.000........             3       208,178.53        0.83       12.598   69,393.00         359       89.341        58.80
                                 ---     ------------  -----------  -----------  ---------         ---   -----------       -----
Total:................           264    25,222,718.50      100.00       10.207   95,541.00         356       81.898        64.59
                                 ---     ------------  -----------  -----------  ---------         ---   -----------       -----
                                 ---     ------------  -----------  -----------  ---------         ---   -----------       -----


                          PERCENT      PERCENT
   DISTRIBUTION OF         FULL         OWNER
MAXIMUM MORTGAGE RATES      DOC       OCCUPIED
----------------------  -----------  -----------
14.001--14.500........      100.00       100.00
14.501--15.000........      100.00       100.00
15.001--15.500........      100.00       100.00
15.501--16.000........      100.00        97.36
16.001--16.500........      100.00        89.91
16.501--17.000........      100.00       100.00
17.001--17.500........      100.00       100.00
17.501--18.000........      100.00        95.53
18.001--18.500........      100.00        86.50
18.501--19.000........      100.00        92.49
19.001--19.500........      100.00        84.95
19.501--20.000........      100.00       100.00
                        -----------  -----------
Total:................      100.00        96.42
                        -----------  -----------
Min: 14.050
Max: 19.600
Weighted Average:  16.946
                        -----------  -----------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
DISTRIBUTION OF           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
MINIMUM MORTGAGE          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
RATES                       LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
7.001--7.500                      1       130,500.00        0.52       11.000   130,500.00         358        75.000          --
8.001--8.500                      1       110,000.00        0.44        8.050   110,000.00         359        73.330          --
8.501--9.000                     13     1,507,456.32        5.98        8.766   115,958.00         358        78.777        69.52
9.001--9.500                     27     2,774,368.72       11.00        9.199   102,754.00         355        78.504        51.86
9.501--10.000                    47     4,525,453.53       17.94        9.667    96,286.00         356        83.336        56.96
10.001--10.500                   39     4,001,141.64       15.86       10.188   102,593.00         358        80.884        71.54
10.501--11.000                   62     5,319,654.58       21.09       10.414    85,801.00         357        83.590        65.55
11.001--11.500                   25     2,780,164.82       11.02       10.750   111,207.00         358        83.127        79.79
11.501--12.000                   30     2,933,960.10       11.63       11.234    97,799.00         348        82.562        60.36
12.001--12.500                   10       531,619.01        2.11       11.759    53,162.00         358        79.386        88.24
12.501--13.000                    6       445,666.18        1.77       12.071    74,278.00         358        84.814        80.75
13.001--13.500                    3       162,733.60        0.65       12.298    54,245.00         355        76.934        35.95
                                ---     ------------  -----------  -----------  ----------         ---    -----------       -----
Total:                          264    25,222,718.50      100.00       10.207    95,541.00         356        81.898        64.59
                                ---     ------------  -----------  -----------  ----------         ---    -----------       -----

DISTRIBUTION OF          PERCENT      PERCENT
MINIMUM MORTGAGE          FULL         OWNER
RATES                      DOC       OCCUPIED
---------------------  -----------  -----------
7.001--7.500               100.00       100.00
8.001--8.500               100.00       100.00
8.501--9.000               100.00       100.00
9.001--9.500               100.00        93.68
9.501--10.000              100.00        98.62
10.001--10.500             100.00        97.39
10.501--11.000             100.00        97.62
11.001--11.500             100.00        93.01
11.501--12.000             100.00        93.47
12.001--12.500             100.00        90.96
12.501--13.000             100.00       100.00
13.001--13.500             100.00       100.00
                       -----------  -----------
Total:                     100.00        96.42
---------------------  -----------  -----------
Min: 7.250
Max: 13.500
Weighted Average: 10.478
---------------------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                           % OF                                 WEIGHTED      WEIGHTED
DISTRIBUTION OF            NUMBER OF      AGGREGATE      AGGREGATE     WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
MORTGAGE NEXT RATE         MORTGAGE       PRINCIPAL      PRINCIPAL      AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
CHANGE DATE                  LOANS         BALANCE        BALANCE       COUPON      BALANCE       TERM          CLTV         REFI
----------------------  ---------------  -------------  ------------  ----------- -----------  -------------  -----------  ---------
1997-10                            1         44,850.28        0.18       11.000     44,850.00         349        81.820           --
1997-11                            2        236,347.00        0.94       10.336    118,174.00         356        73.747        24.51
1997-12                           15      2,220,548.46        8.80       10.377    148,037.00         357        79.377        36.32
1998-01                           28      2,888,813.92       11.45       10.126    103,172.00         350        81.946        62.67
1998-02                           29      3,090,856.20       12.25        9.837    106,581.00         355        85.473        83.87
1998-03                            8        851,892.00        3.38        9.439    106,487.00         359        83.825        77.93
1998-04                            2        256,500.00        1.02        8.772    128,250.00         360        85.993        17.54
1999-04                            1        245,646.42        0.97       11.625    245,646.00         357        79.990           --
1999-05                            1         88,147.85        0.35       11.875     88,148.00         356        90.000       100.00
1999-06                            9      1,434,062.19        5.69       10.340    159,340.00         357        81.746        72.01
1999-07                           59      4,440,247.05       17.60       10.457     75,258.00         357        81.691        69.52
1999-08                           69      6,364,210.13       25.23       10.102     92,235.00         356        81.851        59.65
1999-09                           37      2,713,697.00       10.76       10.533     73,343.00         357        80.872        72.36
1999-10                            3        346,900.00        1.38       10.028    115,633.00         360        75.066       100.00
                                 ---     -------------  -----------  -----------  -----------         ---    -----------       -----
Total:                           264     25,222,718.50      100.00       10.207     95,541.00         356        81.898        64.59
                                 ---     -------------  -----------  -----------  -----------         ---    -----------       -----



DISTRIBUTION OF           PERCENT      PERCENT
MORTGAGE NEXT RATE         FULL         OWNER
CHANGE DATE                 DOC       OCCUPIED
----------------------  -----------  -----------
1997-10                    100.00       100.00
1997-11                    100.00       100.00
1997-12                    100.00        95.30
1998-01                    100.00        98.62
1998-02                    100.00        95.97
1998-03                    100.00       100.00
1998-04                    100.00       100.00
1999-04                    100.00       100.00
1999-05                    100.00       100.00
1999-06                    100.00       100.00
1999-07                    100.00        97.45
1999-08                    100.00        96.05
1999-09                    100.00        90.09
1999-10                    100.00       100.00
                       -----------  -----------
Total:                     100.00        96.42
                       -----------  -----------


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                          % OF                                WEIGHTED      WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
LIEN                       MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
POSITION                     LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ----------  -------------  -----------  -----------
1st Lien                         263     25,172,116.50      99.80       10.204    95,711.00          356        81.886        64.52
2nd Lien                           1         50,602.00       0.20       11.800    50,602.00          239        88.000       100.00
                                 ---     -------------  -----------  -----------  ---------          ---    -----------  -----------
Total:                           264     25,222,718.50     100.00       10.207    95,541.00          356        81.898        64.59
                                 ---     -------------  -----------  -----------  ---------          ---    -----------  -----------


                          PERCENT      PERCENT
LIEN                       FULL         OWNER
POSITION                    DOC       OCCUPIED
----------------------  -----------  -----------
1st Lien                    100.00        96.41
2nd Lien                    100.00       100.00
                        -----------  -----------
Total:                      100.00        96.42
                        -----------  -----------




    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           AVERAGE LIFE SENSITIVITIES
                                 (TO MATURITY)

CONSTANT ASSUMPTIONS

Index.................. 1 Month Libor 5.65625
                        6 Month Libor 5.84375
                        1 Year CMT 5.74700
Run To Call...........  NO


Fixed Prepay Assumption                             CPR 0.00   PPM 50.00   PPM 100.00  PPM 120.00  PPM 150.00  PPM 200.00
ARM Prepay Assumption                               CPR 0.00   CPR 10.00   CPR 15.00   CPR 25.00   CPR 40.00   CPR 50.00


Class A-5 @ Price 100/00
Yield                                                                 5.87       5.88       5.88       5.88       5.87       5.87
Average Life                                                         20.77       7.39       5.15       3.03       1.76       1.32
First Prin                                                        10/25/97   10/25/97   10/25/97   10/25/97   10/25/97   10/25/97
Last Prin                                                          5/25/27   10/25/25   12/25/21    3/25/13    8/25/06    5/25/04

Class A-1 @ Price 100/00
Yield                                                                 6.48       6.33       6.18       6.13       6.06       5.96
Average Life                                                          9.58        2.2       1.28       1.11       0.95       0.77
First Prin                                                        10/25/97   10/25/97   10/25/97   10/25/97   10/25/97   10/25/97
Last Prin                                                          8/25/12    7/25/02    4/25/00   11/25/99    6/25/99    2/25/99

Class A-2 @ Price 100/00
Yield                                                                 6.56       6.53       6.47       6.45       6.41       6.35
Average Life                                                          16.2       7.69       3.73        3.1       2.47       1.86
First Prin                                                         8/25/12    7/25/02    4/25/00   11/25/99    6/25/99    2/25/99
Last Prin                                                          1/25/18    4/25/09    1/25/03    1/25/02    2/25/01    3/25/00

Class A-3 @ Price 100/00
Yield                                                                 7.08       7.09       7.07       7.09       7.07       6.99
Average Life                                                         25.81      15.38       9.28       7.55        5.6       3.55
First Prin                                                         1/25/18    4/25/09    1/25/03    1/25/02    2/25/01    3/25/00
Last Prin                                                          4/25/27   11/25/22    8/25/13    8/25/12    2/25/10   10/25/06

Class A-4 @ Price 100/00
Yield                                                                 6.82        6.8       6.79       6.79       6.83       6.88
Average Life                                                         11.84       8.12        6.8       6.47       6.07       5.53
First Prin                                                        10/25/00   10/25/00   10/25/00   10/25/00   10/25/00   10/25/00
Last Prin                                                          8/25/12    8/25/12    8/25/12    8/25/12   12/25/09    8/25/06

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          Average Life Sensitivities
                                   (To Call)

CONSTANT ASSUMPTIONS

Index..................  1 Month Libor 5.65625
                         6 Month Libor 5.84375
                         1 Year CMT 5.74700
Run To Call............  YES


Fixed Prepay Assumption                             CPR 0.00   PPM 50.00   PPM 100.00  PPM 120.00  PPM 150.00  PPM 200.00
ARM Prepay Assumption                               CPR 0.00   CPR 10.00   CPR 15.00   CPR 25.00   CPR 40.00   CPR 50.00

Class A-5 @ Price 100/00
Yield                                                                 5.87       5.87       5.87       5.87       5.87       5.87
Average Life                                                         20.65       6.65       4.55       2.83       1.72       1.29
First Prin                                                        10/25/97   10/25/97   10/25/97   10/25/97   10/25/97   10/25/97
Last Prin                                                         11/25/25    5/25/13   10/25/08   10/25/05    8/25/03    1/25/02

Class A-1 @ Price 100/00
Yield                                                                 6.48       6.33       6.18       6.13       6.06       5.96
Average Life                                                          9.58        2.2       1.28       1.11       0.95       0.77
First Prin                                                        10/25/97   10/25/97   10/25/97   10/25/97   10/25/97   10/25/97
Last Prin                                                          8/25/12    7/25/02    4/25/00   11/25/99    6/25/99    2/25/99

Class A-2 @ Price 100/00
Yield                                                                 6.56       6.53       6.47       6.45       6.41       6.35
Average Life                                                          16.2       7.69       3.73        3.1       2.47       1.86
First Prin                                                         8/25/12    7/25/02    4/25/00   11/25/99    6/25/99    2/25/99
Last Prin                                                          1/25/18    4/25/09    1/25/03    1/25/02    2/25/01    3/25/00

Class A-3 @ Price 100/00
Yield                                                                 7.08       7.07       7.05       7.03       7.01       6.96
Average Life                                                         25.64      14.41       8.65       6.52       4.83       3.41
First Prin                                                         1/25/18    4/25/09    1/25/03    1/25/02    2/25/01    3/25/00
Last Prin                                                         11/25/25    5/25/13   10/25/08   10/25/05    8/25/03    1/25/02

Class A-4 @ Price 100/00
Yield                                                                 6.82        6.8       6.79       6.79       6.77       6.75
Average Life                                                         11.84       8.12       6.79       6.32       5.29       4.15
First Prin                                                        10/25/00   10/25/00   10/25/00   10/25/00   10/25/00   10/25/00
Last Prin                                                          8/25/12    8/25/12   10/25/08   10/25/05    8/25/03    1/25/02

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the
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that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.